Debt	6 Months Ended
Jun. 30, 2025
Debt
Debt

Note 11 - Debt

Corporate Revolver

The Company has a $1.0 billion unsecured revolving term credit facility, with a $250.0 million accordion (the “Corporate Revolver”).

As at June 30, 2025, no amounts were drawn from the Corporate Revolver. The Company has four standby letters of credit in the amount of $48.4 million (C$66.0 million) against the Corporate Revolver in relation to the audit by the CRA of its 2013-2015, and 2019 taxation years, as referenced in Note 25. These standby letters of credit reduce the available balance under the Corporate Revolver.

Subsequent to quarter-end, on July 22, 2025, the Company drew down $175.0 million from the Corporate Revolver to finance part of the royalty acquisition on the Arthur Gold Project, as referenced in Note 3 (a).